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                          FIRST NORTHERN BANK OF DIXON
                     AMENDED AND RESTATED OUTSIDE DIRECTORS
                       1997 NONSTATUTORY STOCK OPTION PLAN

                       NONSTATUTORY STOCK OPTION AGREEMENT
                         Annual Vesting Over Four Years

     First Northern Bank of Dixon, a California banking corporation (the "Bank"), hereby grants an Option to purchase Shares of its common stock to the Optionee named below. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Bank's Amended and Restated Outside Directors 1997 Nonstatutory Stock Option Plan (the "Plan").

Date of Option Grant: April 24, 1997

Name of Optionee:
                 -------------------------------------------------------

Optionee's Social Security Number:  _____-____-_____

Number of Shares of Common Stock Covered by Option:  3,000

Price per Share:  $24.50

Vesting Start Date: April 24, 1997

     By signing this cover sheet, you agree to all of the terms and conditions described in the attached Agreement and in the Plan, a copy of which is also enclosed.

Optionee:
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                                     (Signature)

Bank:
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                                     (Signature)

               Title:
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Attachment
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                 FIRST NORTHERN BANK OF DIXON OUTSIDE DIRECTORS
                       1997 NONSTATUTORY STOCK OPTION PLAN

                       NONSTATUTORY STOCK OPTION AGREEMENT
                         Annual Vesting Over Four Years


Nonstatutory Stock Option     This Option is not intended to be an incentive
                              stock option under Section 422 of
                              the Code and will be interpreted accordingly.

Vesting and Exercise          This Option may be exercised to the extent that
                              Shares have been vested. Beginning on the Vesting
                              Start Date, you will be twenty percent (20%) vested in the Shares granted under this Option.
                              Thereafter, the Shares under this Option will vest annually at a rate of 20 percent (20%) per year. All of the Shares shall be fully vested on the fourth anniversary of the Vesting Start Date as shown on the cover sheet. No additional
                              Shares will vest after your Service has terminated for any reason. "Service" means your service as an outside director of the Bank or an affiliated entity.

                              "Shares" means the shares of Common Stock covered by this Option as adjusted pursuant to Section 8 of the Plan.

                              Notwithstanding the vesting schedule set forth above, in the event of a Change in Control during the period you remain in Service, all of the Shares which are unvested as of the effective date of such Change in Control shall immediately become vested. For the purposes hereof, "Change in Control" shall have the meaning set forth in
                              Section 2(c) of the Plan.

Term This Option will expire in any event at the close of business at Bank headquarters on the fifth anniversary of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your Service terminates, as described below.)

Regular Termination           If your Service terminates for any reason except
                              death or Total and Permanent Disability, then this Option will expire at the close of business at Bank headquarters on the 90th day after your termination date. During that 90-day period, you may exercise the vested portion of this Option.

Other Terminations            If your Service terminates following your
of Service                    conviction of a felony, or a finding by a court
                              that you engaged in a fraudulent or dishonest act or a gross abuse of authority regarding the Bank then this Option will expire upon your termination of Service.

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Death                         In the event of your death while in Service, then
                              this Option will expire at the close of business at Bank headquarters on the date which is one year after the date of death. During that one-year period, your estate or heirs may exercise the vested portion of this Option as of the termination of Service.

Total and                     If your Service terminates because of your
Permanent                     Total and Permanent Disability, then this Option
Disability                    will expire at the close of business at Bank
                              headquarters on the date which is one year after your termination date. During that one-year period, you may exercise the vested portion of this Option as of the termination of Service.

                              "Total and Permanent Disability" means that you are unable to serve on the Board of Directors due to a disability which shall be determined in accordance with the Bank's Long Term Disability Plan.

Restrictions on               The Bank will not permit you to exercise  this
Exercise                      Option if the issuance of Shares at that time
                              would violate any law or regulation.

Notice of Exercise            When you wish to exercise this Option, you must
                              notify the Bank by filing the proper "Notice of Exercise" form attached hereto. Your notice must specify how many Shares you wish to purchase. Your notice must also specify how your Shares should be registered (in your name only or in your and your spouse's names as community property or as joint tenants with right of survivorship). The notice will be effective when it is received by the Bank.

                              If someone else wants to exercise this Option after your death, that person must prove to the Bank's satisfaction that he or she is entitled to do so.

Periods of                    Any other provision of this Agreement
Nonexercisability             notwithstanding, the Bank shall have the right to
                              designate one or more periods of time, each of which shall not exceed 180 days in length, during which this Option shall not be exercisable if the Bank determines (in its sole discretion) that such limitation on exercise could in any way facilitate any offering and/or issuance of securities by the Bank, facilitate the registration or qualification of any securities by the Bank under the applicable laws, or facilitate the perfection of any exemption from the registration or qualification requirements of any applicable securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable.

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Form of Payment               When you submit your notice of exercise, you must
                              include payment of the Option price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

                              o Your personal check, a cashier's check or a
                                money order.

Withholding Taxes             You will not be allowed to exercise this Option
                              unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the Option exercise.

Restrictions on               By signing this Agreement, you agree not to sell
Resale                        any Shares at a time when applicable laws,
                              regulations or Bank or underwriter trading policies prohibit a sale. In connection with any underwritten public offering by the Bank of its equity securities, you agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any Option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any Shares without the prior written consent of the Bank or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Bank or such underwriters.

                              In order to enforce the provisions of this paragraph, the Bank may impose stop-transfer instructions with respect to the Shares until the end of the applicable stand-off period.

Transfer of Option            Prior to your death, only you may exercise this
                              Option. You cannot transfer or assign this Option.
                              For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option in your will.

                              Regardless of any marital property settlement agreement, the Bank is not obligated to honor a notice of exercise from your spouse or former spouse, nor is the Bank obligated to recognize such individual's interest in this Option in any other way.

Shareholder Rights            You, or your estate or heirs, have no rights as a
                              shareholder of the Bank until a certificate for the Shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your share certificate is issued, except as described in the Plan.

Adjustments                   In the event of a stock split, a stock dividend
                              or a similar change in the Bank's Common Stock, the number of Shares covered by this

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                              Option and the exercise price per share may be
                              adjusted pursuant to the Plan. This Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Bank is subject to such corporate activity.

Applicable Law                This Agreement will be interpreted and enforced
                              under the laws of the State of California.

The Plan and Other            The text of the Plan is incorporated in this
Agreements                    Agreement by reference. Certain capitalized terms
                              used in this Agreement and not otherwise defined herein are defined in the Plan.

                              This Agreement and the Plan constitute the entire understanding between you and the Bank regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.

     By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan.

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                       NOTICE OF EXERCISE OF STOCK OPTION


First Northern Bank of Dixon
195 N. First Street
Dixon, CA 95620
Attn:  Corporate Secretary


       Re:  Exercise of Stock Option to Purchase Shares of Bank Common Stock
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Dear Sir or Madam:

     Pursuant to the Stock Option Agreement dated ____________________, 199___ (the "Stock Option Agreement"), between First Northern Bank of Dixon, a California corporation (the "Bank"), and the undersigned, I hereby elect to purchase _____________ shares of the common stock of the Bank (the "Shares"), at the price of $__________ per Share. My check in the amount of $______________ is enclosed. The Shares are to be issued in _____ certificate(s) and registered in the name(s) of:

                           --------------------------

     The undersigned understands there may be tax consequences as a result of the purchase or disposition of the Shares. To the extent that an amount is required to be withheld for any taxes that may be due as a result of this exercise, I will comply with the Bank's requirements with respect to the payment of such withholding. The undersigned represents that he has consulted with any tax consultants he deems advisable in connection with the purchase or disposition of the Shares and the Undersigned is not relying on the Bank for any tax advice.

     The undersigned acknowledges that he has received, read and understood the Stock Option Agreement and agrees to abide by and be bound by its terms and conditions. Dated: ________________, 19___


                                     -----------------------------------
                                                 (Signature)

                                     -----------------------------------
                                              (Please Print Name)

                                     Social Security No.
                                                        ----------------

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                                                (Full Address)